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                              PARTNERING AGREEMENT

This Agreement is entered into as of October _27_, 2000 (the "Effective Date") by and between FragranceDirect.com, Inc., a Delaware corporation, with its principal office at 2750 South State Street, Ann Arbor, MI 48104 (the "Company") and TWEC.com, LLC, a New York Corporation, with offices at 38 Corporate Circle, Albany, NY 12203 (the "Partner").

                                    RECITALS

WHEREAS the Company operates an e-commerce website that sells fragrances and spa products targeted at both men and women, located at http://www.fragrancedirect.com (the "Company Site");

WHEREAS Partner operates an entertainment-focused e-commerce website that targets both men and women, located at http://www.twec.com (the "Partner Site");

WHEREAS Partner and Company (collectively "Parties"; individually "Party") wish to enter into this Agreement where joint marketing promotions will be run on both the Partner and Company's websites and Partner will receive bottles of perfumes for giveaway and marketing promotions from Fragrance Direct and Fragrance Direct will receive marketing and advertising promotions from TWEC.com.

NOW THEREFORE, in consideration of the Recitals and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties agree as follows:

     1.   OBLIGATIONS OF PARTIES

          1.1  Partner's Obligations:

               During the term of this Agreement:

               (a) As mutually agreed by the Parties from time to time in a Program Addendum (as hereinafter defined), offer a variety of special offers for, or discounts on, product purchases on TWEC.com to Fragrance Direct customers.

               (b) Participate in joint development and approval of creative for each new promotion and deliver all necessary artwork (logo, etc.) to Fragrancedirect.com. Prior to signature of each program development and creative requirements will be outlined in the addended agreement.

          1.2  Company's Obligations:

               During the term of this Agreement:

               (a) As mutually agreed by the Parties from time to time in a Program Addendum, offer a variety of special offers for, or discounts on, product purchases on FragranceDirect.com to TWEC.com customers on the TWEC.com homepage and Women's page

               (b) Offer special discount to TWEC customers on their purchases at Fragrance Direct.com. Discount will be mutually agreed to by both parties and rolled out for the holiday season;

               (c) Participate in joint development and approval of creative for each new promotion and deliver all necessary artwork (logo, etc.) to TWEC.com in a timely manner;

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          1.3  Ongoing promotions

               (a) TWEC.com and FragranceDirect.com will continue to work together on new and ongoing promotions. Prior to the commencement of each new promotion, the development and creative requirements and the related fees will be defined and documented in an addendum to this Agreement signed by both Parties (each, a "Program Addendum"). Except as expressly provided in a Program Addendum, in the event of any conflict or inconsistency between a Program Addendum and this Agreement, the terms and conditions established in this Agreement shall control.

               (b) Any mutual promotions where user emails are required on either site will have an opt-out function and both companies will share the email addresses of those users who have not optedout of promotions.

               (c) Both Parties will work with each other's marketing team to create a comprehensive marketing plan for the initial one-year term. Each Party agrees to begin work within 10 days of signature of this Agreement and will complete the plan within 60 days.

               (d) FragranceDirect.com through it's parent, PTN MEDIA INC. may make the following talent available for online chats: Mandy Moore, Daisy Fuentes, Downtown Julie Brown, and Chely Wright and other talent (TBD). FragranceDirect.com will use its best efforts to secure such promotion opportunities but makes no representation or warranty that will be able to do so due to a number of factors including artists professional availability.

               (e) Promotion of TWEC.COM on the Julie Show is subject to availability, show context, and promotional opportunities.

          1.4  Consideration

               (a) Payment terms for each additional promotion will be clearly defined in the related Program Addendum.

               (b) Invoices will be provided by both companies to the other within 30 days of signature of this Agreement.

     2.   TERM AND TERMINATION

          2.1 Term: The term of this Agreement shall commence on the Effective Date and shall continue for one (1) year. Thirty (30) days prior to end of then current term, both Parties agree to negotiate in good faith the option of entering into a renewal term.

          2.2 Termination: Either Party may terminate this Agreement: (i) immediately upon written notice if at any time the other Party is in material breach of any warranty, representation, term, or condition of this Agreement and fails to cure that breach within thirty (30) days after written notice thereof; or (ii) upon sixty
               (60) days written notice to the other Party, without cause.

          2.3 Effect of Termination: Upon termination of this Agreement, Company will discontinue all links to the Partner Site. All payments that have accrued prior to termination or expiration of this Agreement will be paid in full within thirty (30) days thereof. Termination of this Agreement shall not act as a waiver of any breach of this Agreement or as a release of either Party from any liability for breach of such Party's obligations under this Agreement.

     3.   RIGHT TO USE PARTIES' TRADEMARKS

          Partner hereby grants to Company from the Effective Date until the termination of this Agreement, the non-exclusive, non-transferable, royalty free, worldwide license to use the name of Partner, as well as the trademarks of Partner in connection with the performance of this Agreement; provided, however, that each such use shall be subject to the prior written approval of Partner with respect to the use and presentation of Partner's name and marks, the quality of the materials in which they are used, and the quality of the goods with which they are associated.

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          Company hereby grants Partner from the Effective Date until the termination of the Agreement, the non-exclusive, non-transferable, royalty free, worldwide license to use the name of Company, as well as the trademarks of Company in connection with the performance of this Agreement; provided, however, that each such use shall be subject to the prior written approval of Company with respect to the use and presentation of Company's name and marks, the quality of the materials in which they are used, and the quality of the goods with which they are associated.

     4.   REPRESENTATIONS, WARRANTIES, AND INDEMNIFICATION

          4.1 Company warrants and represents that: (a) it has the necessary rights to enter into this Agreement; (b) its entry into this Agreement will not cause any breach of its obligations to third parties; (c) Company's Site, to the best of its knowledge, does not infringe any personal, intellectual property, or other rights of any third party; and (d) in performing its obligations hereunder, Company will comply with all laws, rules and regulations of all governmental bodies having jurisdiction. Company hereby indemnifies and holds harmless Partner and its subsidiaries, affiliates, officers, employees and agents from and against any loss, liability, claim, damage, costs and expenses (including reasonable attorneys' fees and litigation expenses) arising out of or as a result of Company's breach of this Agreement or any breach of Company's representations and warranties herein.

          4.2 Partner warrants and represents that: (a) Partner has the necessary rights to enter into this Agreement; (b) its entry into this Agreement will not cause any breach of its obligations to third parties; (C) Partner's Content to the best of its knowledge, does not infringe any personal, intellectual property or other rights of any third party; and (d) in performing its obligations hereunder, Partner will comply with all laws, rules and regulations of all governmental bodies having jurisdiction. Partner hereby indemnifies and holds harmless Company and its subsidiaries, affiliates, officers, employees and agents from and against all claims, damages, costs and expenses (including reasonable attorneys' fees and litigation expenses) arising out of or as a result of Partner's breach of this Agreement or any breach of Partner's representations and warranties herein.

     5.   DISCLAIMER

          5.1 Limitation of Liability: IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

     6.   CONFIDENTIALITY

          6.1 Each Party shall, during the term of this Agreement and also thereafter, keep in strict confidence and shall not use for any other purposes (except for such purposes granted or permitted under this Agreement) the execution of this Agreement itself and any substance thereof, and any confidential information of the other Party that comes into its possession pursuant to, as a result of, or in the performance of this Agreement.

          6.2 The confidentiality obligation shall not apply to any information that: (a) is generally known to the public without the default of the information-receiving party; (b) is independently developed by the information-receiving party; (c) the information-receiving party receives

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               from a third party who has no confidential obligation for such information; (d) is already known to the receiving party prior to receipt of such information; or (e) is disclosed pursuant to the valid legal process of a government agency.

     7.   MISCELLANEOUS

          7.1 Integration: This Agreement incorporates the entire understandings among the Parties with respect to its subject matter and may not be amended except by an instrument in writing signed by both Parties.

          7.2 Non-assignment: Neither Party's rights, duties or responsibilities under this Agreement may be assigned, delegated or otherwise transferred in any manner, without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. However, if either Party is wholly acquired or a majority of either Party or its business is acquired (greater than 50% ownership) by another company during the Term of this Agreement, Company may assign the Agreement to the acquiring Company. In such case, any acquiring company must assume all obligations of this Agreement.

          7.3 Severability: If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, invalid or void in any respect, no other provision of this Agreement shall be affected thereby and all other provisions of this Agreement shall nevertheless be carried into effect.

          7.4 Remedies: All rights and remedies of the Parties are separate and cumulative. No right or remedy, whether exercised or not, shall be deemed to be to the exclusion of or to limit or prejudice any other rights or remedies that the Parties may have. The Parties shall not be deemed to waive any of their rights or remedies under this Agreement, unless such waiver is in writing and signed by the party to be bound. No delay or omission on the part of either party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

          7.5 Independent Contractors: Parties are independent contractors, and nothing in this Agreement shall be construed to create a joint venture, partnership, or agency relationship.

          7.6 Force Majeure: A party will not be deemed to have materially breached this Agreement to the extent that performance of its obligations or attempts to cure any breach are delayed or prevented by reason of an act of God, fire, natural disaster, accident, act of government, or any other cause beyond the reasonable control of that party; provided that the party whose performance is delayed or prevented promptly notifies the other party of the nature and duration of the force majeure event.

          7.7 Governing Law: This Agreement shall be construed and governed in accordance with the laws of the State of New York, and the parties consent to jurisdiction and venue in the state and federal courts sitting in the State of New York. In any action or suite to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorney's fees.

          7.8 Notices: All notices, demands, requests, consents or other communications regarding this Agreement shall be effective in writing only, and shall be deemed to have been received two (2) business days after they are mailed by certified or registered U.S. mail, return receipt requested, postage prepaid or delivered to a nationally recognized express delivery service.

          7.9 Facsimile Counterparts: This Agreement may be signed in fax counterpart copies, all of which taken together shall be deemed one original.

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IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representative the day and year first written above.

TWEC.com, LLC                               FragranceDirect.com
By: /s/ William Tynan                       By: /s/ Peter Klamka
   --------------------------------            ---------------------------------
Name:   William Tynan                       Name:   Peter Klamka
     ------------------------------               ------------------------------
Title:  General Manager, E-Commerce         Title:  President
     ------------------------------               ------------------------------
Date:   11/3/00                             Date:   (illegible)
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          Addendum 1 to Partnering Agreement Dated as of October , 2000
                                 by and between
                           FragranceDirect.com, Inc.
                                      and
                                 TWEC.com, LLC

                                 Fall Promotion

     1.   OBLIGATIONS OF PARTIES

          1.1  Partner's Obligations:

               (a) Fall promotion: Provide fulfillment and shipping and handling of "gift with purchase" fragrances supplied by Fragrance Direct for this particular Fall Promotion.

               (b) Promote Fragrance Direct's "free gift with purchase" offer on the TWEC giveaway page and on other areas of the site, and on other TWEC partner promotion areas.

               (c) Will build "gift with purchase" page that will reside on the TWEC.com website and is expected to go live by October 13th, based on approval.

          1.2  Company's Obligations:

               (a) Fall Promotion: Supply TWEC.com with 48 promotional size bottles of Candies fragrance for Women and 48 promotional size bottles of Cool Water fragrance for Men to be given away to TWEC.com's customers as a "gift with purchase," or some other giveaway from Fragrance Direct. The fragrance will be shipped to Sandra Farinella at TWEC.com;

               (b) Company will promote the "gift with purchase" on multiple areas of the Company Site, and on other Fragrance Direct partner promotion areas.

     2.   Consideration

               (c) Fragrance Direct will invoice TWEC.com for the cost of the promotional fragrances totaling $1,200.00

               (d) TWEC.com will invoice Fragrance Direct for the cost of marketing promotions totaling $1,200.00



TWEC.com, LLC                               FragranceDirect.com
By: /s/ William Tynan                       By: /s/ Peter Klamka
   --------------------------------            ---------------------------------
Name:   William Tynan                       Name:   Peter Klamka
     ------------------------------               ------------------------------
Title:  General Manager, E-Commerce         Title:  President
     ------------------------------               ------------------------------
Date:   11/3/00                             Date:
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